Exhibit 99.2

Translated from the Hebrew

Legaltrans.com | Rina Ne’eman

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Professional Division

Restructuring Department

28 Tishrei 5783
October 23, 2022
Application No:

To:

Endurance Acquisition Corp.

c/o

Meitar | Law Offices

Dear Sirs:

Re:	Transaction for the Exchange of Shares of Endurance Acquisition Corp. for shares of Satixfy Communications Ltd. among the Interested Public, as Defined under Section 1.6 of this Tax Ruling

(Ref: Your letter dated May 4, 2022)

1.	The facts as provided to us by you:

The target company

1.1	Endurance Acquisition Corp. (hereinafter: the “Company” or the “Target Company”) is a public company incorporated in the Cayman Islands that was established on April 23, 2021 and whose securities have been listed on NASDAQ (hereinafter: “NASDAQ”) in the United States since September 15, 2021.The Company is a listed shell company in the form of a SPAC (special purpose acquisition company). It is a foreign company that undertook an IPO in the United States shortly after its establishment in order to raise money to perform a transaction with a target company. The Company is not domiciled in Israel for tax purposes, is not controlled or managed by residents of Israel or from Israel and has no permanent establishment or permanent place of business in Israel. The Target Company has two classes of shares: A shares, which were offered to the public and are listed on NASDAQ under the symbol EDNC, and B shares, which were offered to the founders of the Target Company at the time of its founding, are non-negotiable and are not part of this Tax Ruling. Additionally, the Company has issued warrants to public investors, which are also listed on NASDAQ under the symbol EDNCW. The B shares will be converted into A shares prior to the date of the Share for Share Exchange. On the date of the Share for Share Exchange (as this term is defined below), and subject to that stated below, the share capital of the Company is expected to comprise 25,000,000 ordinary A shares, which is the only class of shares that will exist on this date, and warrants, as set forth in Section 1.14 below. It is clarified already now that this Tax Ruling does not deal in any way with the conversion of the B shares into A shares, since this Tax Ruling only applies to the interested public, which has not held B shares.

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1.2	The rights in the Target Company as of October 17, 2022 (on a fully diluted basis) are held comprised as follows: Controlling shareholders, as defined under Section 103 of the Income Tax Ordinance (New Version), 5721-1961 (hereinafter: the “Controlling Shareholders” and the “Ordinance,” respectively) hold approximately 70% of the capital of the Company and public shareholders hold approximately 30% of the capital of the Company (hereinafter: the “Public Shareholders”).

1.3	Details of the controlling shareholders of the Company as of October 17, 2022 are attached hereto as Appendix A.

1.4	The Company raised approximately US$200 million on NASDAQ. Beyond these amounts that were raised and the activity of identifying a transaction, as stated, the Company has no activity. Likewise, the Company has no losses and no revenue apart from revenue for the purpose of preserving the value of the amounts raised.

1.5	Since the Company is an SPAC, the Public Shareholders may request to redeem their shares and to receive the amount of their original investment on the date of the execution of the Share for Share Exchange. If no transaction is performed during the 18 months from the date of the IPO of the Company, the Company will be liquidated. It is clarified already now that shareholders that redeem their shares before the execution of the exchange are not part of this Tax Ruling and nothing in this Tax Ruling derogates from the powers of the assessing officer or the Israel Tax Authority (ITA), or any duty to report to the ITA that may exist in any form.

1.6	The Public Shareholders and public warrant holders of the Target Company who satisfy all of the following conditions will be referred to collectively in this Tax Ruling as the “Interested Public”:

1.6.1	They acquired all of their rights in the Company on NASDAQ in the framework of the IPO and/or in ordinary trading of the shares and warrants of the Company.

1.6.2	They are not Controlling Shareholders of the Company on a fully diluted basis or on a non-diluted basis, as defined under Section 103 of the Ordinance, immediately prior to the Share for Share Exchange, as defined below.

1.6.3	They are not registered shareholders.

1.6.4	They are not relatives of registered shareholders. “Relative” is as defined under Section 88 of the Ordinance.

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Professional Division

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1.6.5	They are not interested parties or officers of the Company, as that term is defined under the Securities Law, 5728-1968.

1.6.6	No previous tax ruling has been rendered by the ITA that establishes a tax arrangement in respect of the taxation of the shares that they own that conflicts with this Tax Ruling.

1.6.7	No other arrangement applies to them from the ITA that conflicts with this Tax Ruling.

1.6.8	For the avoidance of doubt, any person who does not satisfy the definition of Interested Public does not satisfy that definition for all of his shares in the Company, such that that assessee cannot be deemed to be part of the Interested Public in respect of some of his shares even if he acquired them independently and separately from his other shares.

1.6.9	They are not controlling shareholders, as defined under Section 103, of the Acquiring Company, as defined below.

1.6.10	Neither they nor their Relatives have ever held B shares of the Target Company. “Relative” is as defined under Section 88 of the Ordinance.

1.7	According to your declaration, no shareholders who are not part of the Interested Public who are liable to tax in Israel and, in particular, no assessees who are liable to tax in Israel who were involved in the establishment of the Target Company (including as part of the sponsor, directly and/or indirectly) or its listing on the stock exchange or who hold B shares directly and/or indirectly are known.

1.8	The definition of Interested Public, as set forth in Section 1.6 above, will be examined on the basis of information in the possession of the Target Company and, in respect of Section 1.6.9, a check by the Target Company against the information in the possession of the Acquiring Company as to the identity of its shareholders.

The acquiring company

1.9	Satixfy Communications Ltd., Private Company No. 516135135 (“Satixfy” or the “Acquiring Company”) is a private company that is domiciled in Israel and that is held by Israeli and foreign shareholders. It is noted already now that, in the framework of the transaction that will be described below, and as a basic condition thereof, Satixfy’s shares will be listed on the American NYSE under the symbol SATX and Satixfy’s warrants will be listed on the American NYSE under the symbol SATXW through a prospectus that will be submitted to the U.S. Securities and Exchange Commission (SEC).

1.10	Satixfy develops chips and devices for satellite communications (hereinafter: the “Development Activity”).

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The transaction

1.11	On March 8, 2022, the Acquiring Company entered into a merger agreement with the Target Company under which the Acquiring Company will acquire all of the rights in the Target Company by way of a reverse triangular merger (hereinafter: the “Transaction”). For the purpose of the performance of the Transaction, the Acquiring Company established a foreign subsidiary in the Cayman Islands (without assets, liabilities or cash) (hereinafter: the “Merger Company”), which, on the date of the completion of the Transaction, will be merged with and into the Target Company, whereby the Target Company will be the surviving company, such that, following the merger, the Acquiring Company will hold 100% of the issued and paid-up capital of the Target Company, which will become a private company.

1.12	It is emphasized already now that the aforementioned merger does not constitute a merger, as defined under Section 103 of the Ordinance, which, on satisfaction of the conditions prescribed under Part E2 of the Ordinance, is entitled to the relief and conditions prescribed under Chapter 2 of Part E2 of the Ordinance and, therefore, use of the term “merger” in this context refers to a transaction in which the Acquiring Company will, in practice, directly or indirectly acquire all of the shares of the Target Company, i.e., a share acquisition transaction.

1.13	It is noted that, immediately after the completion of the Transaction, there will be no change in the nature of the activity of the Acquiring Company.

1.14	Under the Transaction, every ordinary share of the Target Company (hereinafter: the “Target Company Shares” or the “Transferred Shares,” as the case may be) will be exchanged for an ordinary share of Satixfy (hereinafter: the “Allotted Shares”). In addition, every warrant of the Target Company (hereinafter: “Target Company Warrant” or “Transferred Warrant,” as the case may be) will be exchanged for a warrant of Satixfy (hereinafter: the “Allotted Warrants,” and, together with the Allotted Shares, the “Total Consideration”). This will all be in accordance with the terms of the Transaction (hereinafter: the “Share for Share Exchange”).

1.15	According to your declaration, the Transaction was signed on March 8, 2022, while the date of the Share for Share Exchange is expected to be October 25, 2022.

1.16	The Transferred Shares and the Transferred Warrants will be referred to hereinafter, together, as the “Target Company Rights.”

The holding structure before and after the performance of the Transaction is attached hereto as Appendix B.

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1.17	Under the Transaction, the Transferred Shares will be transferred to Satixfy, which, in consideration of this, will issue its shares to all of the shareholders who appear in the register of the Target Company immediately prior to the Transaction.

1.18	According to your declaration, in order to perform the Share for Share Exchange and the warrant for warrant exchange, no debt will be given to the Acquiring Company and no liabilities will be transferred from the Target Company to the Acquiring Company or vice versa, including to corporations directly or indirectly related to these companies by the Target Company. Additionally, no assets or liabilities will be transferred between the Acquiring Company and/or the Target Company. The foregoing does not prevent the Target Company from granting loans to the Acquiring Company or related companies after the performance of the Share for Share Exchange and the warrant for warrant exchange. It is already clarified now that any such loans are not part of this Tax Ruling and will be subject to the examination and assessment of the assessing officer and/or the ITA.

1.19	According to your declaration, no consideration will be paid to the holders of the Transferred Shares and the holders of the Transferred Warrants, not being the Allotted Shares and the Allotted Warrants referred to in Section 1.14 of this Tax Ruling. The shares and warrants that will be issued by the Acquiring Company in exchange for the Transferred Shares and the Transferred Warrants are the only consideration that will be received by the holders of the Transferred Shares and the holders of the Transferred Warrants under the Share for Share Exchange.

1.20	According to your declaration, the full consideration for the Transaction reflects equity consideration for the Transferred Shares only and does not include salary and the like.

1.21	According to your declaration, all of the elements of the consideration that will be received under this Transaction by the holders of the Transferred Shares will constitute equity consideration pursuant to Part E of the Ordinance, and no consideration is directly and/or indirectly included as part of the consideration that constitutes non-equity income pursuant to Part E of the Ordinance.

1.22	According to your declaration, neither the Target Company nor the Acquiring Company is a land association, as that term is defined under the Land Taxation Law (Betterment and Acquisition), 5723-1963.

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1.23	According to your declaration, the Share for Share Exchange does not constitute tax planning that must be reported pursuant to the Income Tax Regulations (Tax Planning That Must Be Reported), 5767-2006.

1.24	According to your declaration, the Share for Share Exchange is not part of a multi-stage transaction whose main purpose is to improperly reduce tax.

1.25	According to your declaration, the Share for Share Exchange that is the subject of this Tax Ruling does not breach any restructuring pursuant to Part E2 of the Ordinance or any other tax ruling that has been given by the ITA.

1.26	According to your declaration, prior to the restructuring that is the subject of this Tax Ruling, there are no balances between the Target Company and its shareholders in their capacity as shareholders.

1.27	According to your declaration, the daily average volume of sales of shares of the Target Company in the period preceding the date of the Transaction, from April to October 2, 2022, was approximately 72,300 shares on average and approximately 72,300 shares on average [sic] (disregarding interested party transactions), which reflects an average time to exchange all of the shares of the Target Company of approximately 11 months. Additionally, according to your declaration, the daily average volume of sales of warrants in the period preceding the date of the Transaction, from April to October 2, 2022, was approximately 43,346 warrants on average and approximately 43,346 warrants on average [sic] (disregarding interested party transactions), which reflects an average time to exchange all of the warrants of approximately one year and seven and a half months.

1.28	According to your declaration, all of the consideration under the Transaction was determined as between a willing seller and a willing buyer and was not directly and/or indirectly influenced by the existence of any special relationship.

1.29	According to your declaration, all of the requisite approvals have been obtained, including regulatory approvals and SEC and NASDAQ approvals for the purpose of the performance of the Transaction.

1.30	According to your declaration, there is no impediment to performing the Share for Share Exchange that is the subject of this Ruling in the format described herein.

1.31	According to your declaration, as of the date of this Tax Ruling, no party is known that opposes the performance of the Share for Share Exchange.

1.32	The appendices that are attached to this Tax Ruling constitute an integral part hereof.

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2.	The application:

2.1	For receipt of confirmation that the exchange of the Transferred Shares by the Interested Public only in consideration of an allotment of shares in the Acquiring Company will not be deemed to be a sale on the date of the exchange but on the date of the actual sale of the Allotted Shares by the Interested Public (hereinafter: the “Tax Continuity”).

2.2	We request that the Tax Continuity also apply to the exchange of the Transferred Warrants with the warrants of the Acquiring Company.

2.3	Neither the Acquiring Company nor any party on its behalf will have a duty to pay withholding tax in respect of the allotment of shares and warrants of the Acquiring Company to the shareholders and warrant holders of the Target Company who are the Interested Public.

2.4	At the time of the sale of the shares and warrants of the Acquiring Company that will be received under the Transaction, the date and cost of the acquisition of the shares and warrants of the Acquiring Company will be in accordance with the cost and date of acquisition of the shares and warrants of the Target Company.

2.5	The “date of sale” of the securities of the Acquiring Company will be their date of sale by the Interested Public shareholders, and the period prescribed under alternative (b) of the definition of the term “date of sale” under Section 104H of the Ordinance will not apply.

3.	The Tax Ruling:

3.1	Every term in this Tax Ruling will have the meaning and definition prescribed under Part E2 of the Ordinance unless expressly stated otherwise. Additionally, it is clarified that the provisions of Section 104H will apply except where provided otherwise.

3.2	For the purpose of Section 104H of the Ordinance and this Tax Ruling:

“Transferring Shareholders” – The Interested Public, as defined in Section 1.6 above, which will exchange the Transferred Shares and the Transferred Warrants, as described in Section 1.14 of this Tax Ruling.

“Allotted Shares” – As defined under Section 104H, including warrants allotted by the Acquiring Company to the warrant holders of the Target Company under the Share for Share Exchange.

3.3	It is clarified and agreed that this Tax Ruling deals solely with the method of taxation and the payment of withholding tax for the Transferring Shareholders in respect of the exchange of their shares in the Target Company under the Share for Share Exchange, as described in Section 1.14 of this Tax ruling. No analogy should be drawn from this Tax Ruling for any other matter, including other transactions, other restructurings, similar transactions, shareholders who are not Transferring Shareholders and so forth in any way. Additionally, no analogy should be drawn from this Tax Ruling for any other restructuring.

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Exchange of the rights in the Target Company in the possession of the Transferring Shareholders for the Allotted Shares:

3.4	Subject to the accuracy of all of the declarations and facts stated above and by virtue of my power under Section 104H(b)(e) of the Ordinance, I hereby confirm that the provisions and conditions set forth under Section 104H of the Ordinance will apply to the exchange by the Transferring Shareholders only of the rights in the Target Company, as described in Section 1.14 above, for the Allotted Shares, pursuant and subject to this Tax Ruling and except where provided otherwise.

3.5	I hereby confirm that the date of the Share for Share Exchange will be the date of the actual exchange of the shares and will be no later than 90 days from the date of the issuance of this Tax Ruling (hereinafter: the “Exchange Date”).

3.6	It is clarified that, subject to compliance with all of the conditions of this Tax Ruling, the exchange of the shares of the Target Company by the Transferring Shareholders only for the Allotted Shares under the Share for Share Exchange will not be deemed on the Exchange date to be a sale for the purposes of Part E of the Ordinance.

3.7	Subject to the accuracy of all the facts and warranties provided by you, and notwithstanding that stated in Section 3.4 above, I hereby confirm that, in light of the declaration in Section 1.28 above about the volume of sales executed during the period preceding the date of the acquisition transaction, the Transferring Shareholders will be deemed such that the date of the sale of the Allotted Shares in their possession for the purposes of Section 104H of the Ordinance will be the date of the sale of the Allotted Shares. Consequently, the period prescribed under alternative (b) of the definition of the term “date of sale” under Section 104H of the Ordinance will not apply.

3.8	The tax liability in respect of the Allotted Shares in the possession of the Transferring Shareholders, the capital gain or loss and the tax derived therefrom that arises for the Transferring Shareholders will only be calculated on the date of the sale of the Allotted Shares and in respect of each portion sold. It is clarified that shareholders who are Israeli residents on the Exchange Date will have a duty to report a future sale of the Allotted Shares and to pay tax pursuant to the provisions of the Ordinance and the regulations thereunder.

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Professional Division

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3.9	It is clarified that, if a shareholder who is part of the Interested Public wishes to regard the Share for Share Exchange as an event that is liable to tax on the Exchange Date, the provisions of any law regarding the payment of withholding tax will apply but not the provisions of this Tax Ruling.

3.10	Withholding tax on the sale of the Allotted Shares by the Transferring Shareholders will be paid pursuant to the provisions of the Income Tax Regulations (Withholding from Consideration, Payment or Capital Gains on the Sale of a Security, Sale of a Trust Fund Unit or a Futures Transaction), 5763-2002 (hereinafter: the “Withholding From Capital Gains Regulations”).

3.11	It is clarified and agreed that, on the date of a sale of all or some of the Allotted Shares in the possession of the Transferring Shareholders, for the purposes of calculating the capital gain, the original price of the Allotted Shares will be deemed to be the original price of the shares of the Target Company that were in the possession of the relevant shareholder prior to the Share for Share Exchange. The consideration on the sale of the shares will be the sale consideration. For the avoidance of doubt, it is clarified that the provisions of Section 104H(c)(2) of the Ordinance will not apply upon the sale of the Allotted Shares.

3.12	The acquisition date of the Allotted Shares will be determined in accordance with the provisions of Section 104F of the Ordinance.

3.13	It is agreed that nothing stated in this Tax Ruling determines the classification of the income on the sale of the Allotted Shares in the possession of the Interested Public for any purpose whatsoever. Such classification and the tax implications thereof may be examined by the relevant assessing officers.

3.14	An exemption from withholding tax will apply to the exchange of the Transferred Shares in consideration of the Allotted Shares in the possession of the Transferring Shareholders. It is clarified that, for the purposes of examining withholding tax for the Transferring Shareholders by the Acquiring Company [sic].

3.15	For the avoidance of doubt, an assessee who is not included under the Interested Public definition will not be included within this Tax Ruling, even if the Acquiring Company treats him as part of the Interested Public and does not pay withholding tax under the Share for Share Exchange in respect of him.

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General provisions:

3.16	It is hereby clarified and agreed that this Tax Ruling relates to the method of taxation and the payment of withholding tax for the Transferring Shareholders, as defined in Section 3.2, only, and no analogy should be drawn from it for any person who is a Transferring Shareholder, as defined in Section 3.2. For the avoidance of doubt, no analogy should be drawn from the provisions applying under this arrangement in respect of the Transferring Shareholders for other shareholders of the Target Company. It is noted that the withholding tax rules (including with respect to the determination whether the investor is included under the “Interested Public” definition stated in Section 3.2) pursuant to this Tax Ruling will be implemented based on the information in the possession of the Target Company and the Acquiring Company. It is clarified and agreed that, for the purposes of Section 1.6.2 above, the controlling shareholders of the Company, as defined under Section 103 of the Ordinance, will be identified in accordance with the information issued to the public five days before the Exchange Date (the “Controlling Shareholder Identification Date”).

3.17	It is clarified and agreed that nothing in this Tax Ruling determines the tax treatment applying to shareholders of the Target Company who are not Transferring Shareholders, as defined in Section 3.2. For the avoidance of doubt, this Tax Ruling only applies to the Transferring Shareholders, as defined in Section 3.2.

3.18	This Tax Ruling does not apply with respect to shareholders of the Target Company who are part of the Interested Public to whom a tax ruling has previously been issued by the ITA establishing a tax arrangement with respect to the taxation of the shares under their ownership that conflicts with this Tax Ruling or to whom another arrangement of the ITA that conflicts with this Ruling applies.

3.19	It is clarified and agreed that the relevant provisions of Section 104H of the Ordinance will apply to the Acquiring Company.

3.20	This Tax Ruling is issued subject to the accuracy of all of the facts and declarations provided and made by you.

3.21	Nothing in this Tax Ruling in any way limits and/or derogates from the powers of the assessing officer and/or the ITA to make any assessments for any party directly and/or indirectly, including its right to make an assessment.

3.22	For the avoidance of doubt, it is hereby clarified and agreed that this Tax Ruling does not apply to other securities of the Target Company, including share options and or bonds that are convertible into shares and/or shares allotted to employees (including shares realized by virtue of options allotted to employees) whose sale is subject to the provisions of Section 102 of the Ordinance.

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Professional Division

Restructuring Department

3.23	For the avoidance of doubt, it is hereby clarified and agreed that nothing in this Tax Ruling serves to make an assessment in any way for any party and/or to approve facts and/or actions and/or transactions and/or data presented by you; topics that may be examined by the assessing officer and/or the ITA.

3.24	For the avoidance of doubt, nothing in this approval in any way derogates from and/or limits the powers of the assessing officer and/or the ITA pursuant to the provisions of the Ordinance and pursuant to the provisions of any law.

3.25	Nothing stated above serves to bind the Capital Market, Insurance and Savings Department of the Ministry of Finance, the Bank of Israel, the Israel Securities Authority, any other tax authority or any other entity.

3.26	It is clarified and agreed that the Target Company is responsible for bringing this Tax Ruling and its contents to the attention of the members of the stock exchange in Israel for the purposes of implementing the provisions of the Tax Ruling with respect to the Interested Public. The Target Company undertakes to guide the stock exchange members in the implementation of the provisions of the Tax Ruling, if necessary. Additionally, the Target Company will publish the key points of this Tax Ruling in English on the Edgar system and will also publish the full Tax Ruling there.

3.27	This Tax Ruling is issued in reliance on the representations and documents that were presented to us in writing and orally, including those set forth in this Tax Ruling, and is subject to the conditions prescribed under Part E2 of the Ordinance. The Restructuring Department has the right to revoke this Tax Ruling if it transpires that the details and facts that were provided in the application are materially incorrect or incomplete or it transpires that material details that were specified did not materialize or that the conditions set by the director in this Tax Pre-Ruling were not satisfied.

3.28	It is hereby clarified that no expenses directly and/or indirectly involved in the Share for Share Exchange, including legal, audit, expert and consultancy costs and fees of any kind may be deducted directly or indirectly as a deduction and or expense pursuant to Section 17 of the Ordinance for the Acquiring Company or the Target Company, as set forth in this Tax Ruling, and/or any party related to them.

3.29	For the avoidance of doubt, it is clarified that, in calculating the capital gain from a sale of the Allotted Shares, none of the Transferring Shareholders will be entitled to any credit, deduction or exemption to which he was not entitled on the date of the Share for Share Exchange.

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3.30	It is agreed that Transferring Shareholders who are liable to tax in Israel, whether by virtue of being residents of Israel or for any other reason, will be deemed to be residents of Israel until the full payment of the tax from the sale of the Allotted Shares. For the avoidance of doubt, the Transferring Shareholders will not be granted any credit from foreign taxes, as defined under Section 199 of the Ordinance, if they were not entitled to it on the date of the Share for Share Exchange.

3.31	With respect to the Interested Public, this Tax Ruling is conditional upon the Target Company and the Acquiring Company confirming to the Restructuring Department and the assessing officer within 30 days of the date of receipt of this Tax Ruling that they accept all of the terms of this Tax Ruling to the letter and without qualification.

Sincerely yours, [Signature] Zvika Barel, CPA (Jurist) Director of the Restructuring Department

CC:

Mr. Ronald Am-Shalem, CPA (Jurist) – Senior VP for Professional Affairs

Mr. Nadav Nagar, CPA (Jurist) – Senior Director of the Professional Division

Ms. Shirley Cohen, CPA – Rehovot Assessing Officer

Adv. Rafi Twina – Legal Counsel (Restructuring)

Mr. Karim Knaan, CPA –Restructuring Department

Mr. Eran Kadouri, CPA (Jurist) – Restructuring Department

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Appendix A

Shareholders	Percentage
Endurance Antarctica Partners, LLC	15.1%

Appendix B

Pre-Transaction Holding Structure

125 Menachem Begin Road, Kiryat Hamemshalah, Tel Aviv 61070, PO Box 7008, 18th Floor, Tel 074-7614783

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[Post-Transaction Holding Structure]

125 Menachem Begin Road, Kiryat Hamemshalah, Tel Aviv 61070, PO Box 7008, 18th Floor, Tel 074-7614783